EXHIBIT 10.6

  THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY
   NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A
      REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH
                         REGISTRATION IS NOT REQUIRED.

No. CSPW-E02

              Void after 5:00 p.m. New York Time, on July 20, 2003
                        (subject to certain exceptions)
       Warrant to Purchase Eighty Thousand (80,000) Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  EXOGEN, INC.


                  This certifies that, for value received, Arthur A. Pilla (the "Holder"), is entitled, subject to the terms set forth below, to purchase from Exogen, Inc., a Delaware corporation (the "Company"), Eighty Thousand (80,000) fully paid, validly issued and nonassessable shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at $3.12, the Average Closing Sale Price of Exogen's Common Stock between June 16, 1998 and July 16, 1998, as quoted on the Nasdaq National Market (the "Exercise Price"). The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

                  1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time or from time to time on or after the date the Settlement Agreement entered into in conjunction herewith is executed and ending at 5:00 p.m., New York Time, on July 20, 2003 and shall be void thereafter.

                  2. Exercise of Warrant.

                           (a) The purchase  rights  represented by this Warrant
are exercisable by the Holder in whole or in part, at any time or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company.

                  In lieu of paying the purchase price in cash or by check, the Holder may elect to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being exercised), in which event the Company shall issue to the Holder the number of shares of the Company's Common Stock computed using the following formula:

                                   X = Y (A-B)
                                   -----------
                                        A

                 Where:

                 X  -   the number of shares of Common Stock subject to this
                        Warrant to be issued to the Holder;

                 Y  -   the  number of shares of Common  Stock  subject  to
                        this Warrant otherwise purchasable under this Warrant
                        (at the date of such calculation);

                 A  -   the  Market  Price of one  share  of the  Company's
                        Common Stock (at the date of such calculation); and

                 B  -   Exercise   Price  (as  adjusted  to  the  date  of  such
                        calculation).

                  For purposes of the foregoing calculation, "Market Price" shall mean the last reported sales prices regular way, or in case no such sales take place on such day, the average of the closing bid and ask prices regular way, of the Company's Common Stock in each case on the principal national securities exchange on which the security is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if the Company's Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq National Market, the average of the closing bid and ask prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for such purpose.

                           (b)  This  Warrant  shall  be  deemed  to  have  been
exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, and in any event within ten (10) days thereafter, the Company at its expense, shall issue and deliver to the person or persons entitled to receive the same, a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

                  3. Reservation of Shares. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company further convents that all shares that may be issued upon the exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers, who are charged with duty of executing stock certificates, to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

                  4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

                  5. Rights of Stockholders. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.


                  6. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                           (a) Reclassification, etc. If the Company at any time
while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

                           (b) Split,  Subdivision or Combination of Shares.  If
the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of securities issuable upon the exercise hereof and the Exercise Price for such securities shall be appropriately adjusted.

                           (c)  Adjustments  for  Dividends  in  Stock  or Other
Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holder of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

                           (d)  Change of  Control.  If at any time  while  this
Warrant, or any portion thereof, remains outstanding and unexercised there occurs (i) a reorganization of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein); (ii) a merger, consolidation or other corporate combination of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash, or otherwise; or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of any such transaction with respect to the shares of Common Stock subject to this Warrant immediately prior to such transaction and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

                           (e)   Certificate   as  to   Adjustments.   Upon  the
occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth; (i) such adjustments and readjustments;
(ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

                           (f) No  Impairment.  The  Company  will  not,  by any
voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

                  7. Exchange, Transfer or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its appointed transfer agent, if any, for other warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its appointed transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

                  8. Compliance with Securities Law.

                           (a) This Warrant may not be  transferred  or assigned
in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Securities Act"), title to this Warrant may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                           (b) The Holder of this Warrant, by acceptance hereof,
acknowledges that this Warrant, and the shares of Common Stock to be issued upon exercise hereof, are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                           (c) This  Warrant  and all  shares  of  Common  Stock
issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

                  9. Notices. In case (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or
(iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified. All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

                  10. Amendments. Any term of this Warrant may be amended with the written consent of the Company and the Holder.

                  IN WITNESS WHEREOF, EXOGEN, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 30, 1998

                                                EXOGEN, INC.


                                                 By:    /s/Richard H. Reisner
                                                        ---------------------
                                                 Name:  Richard H. Reisner
                                                 Title: Vice-President and Chief
                                                        Financial Officer

HOLDER:  Arthur A. Pilla

                               NOTICE OF EXERCISE


To:      EXOGEN, INC.

                  (1) The undersigned hereby elects to purchase [ ] shares of Common Stock of Exogen, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

                  (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

                  (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                     ________________________
                                     [Name]


                                     ________________________
                                     [Name]

                  (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                     ________________________
                                     [Name]


                                     ________________________

_________________                    ________________________
[Date]                                    [Signature]